Exhibit 99.1

NEWS RELEASE
Construction Partners, Inc. Completes Acquisitions in Alabama and Georgia
CPI Enhances Presence in Existing Growth Markets: Expands Services, Adds Crews & Equipment

DOTHAN, AL, January 3, 2024 – Construction Partners, Inc. (NASDAQ: ROAD) (“CPI” or the “Company”), a vertically integrated civil infrastructure company specializing in the construction and maintenance of roadways across six southeastern states, today announced that it has acquired SJ&L General Contractor, LLC, a hot-mix asphalt and sitework company headquartered in Huntsville, Alabama, and Littlefield Construction Company, a soil base, surface treatment and sitework company headquartered in Waycross, Georgia.

Fred J. (Jule) Smith, III, the Company’s President and Chief Executive Officer, said, “A key component of our growth strategy is to actively expand service capabilities within existing markets. Both the SJ&L and Littlefield acquisitions expand our services offerings in existing markets while also adding valuable crews and equipment.”

Smith continued, “The greater Huntsville metro area and Interstate 65 corridor continue to experience tremendous growth, and we look forward to integrating the SJ&L team with our existing operations at our Alabama platform company, Wiregrass Construction Company. As a combined organization, we can now offer turnkey services spanning the construction value chain on both private and public project opportunities within this market. Likewise, our Georgia platform company, The Scruggs Company, entered the Waycross market just a few months ago through the establishment of a greenfield hot-mix asphalt plant. Now having acquired Littlefield, we are even better positioned to capitalize on a robust surface treatment market and to offer a full range of infrastructure services from a strategic location that can reach from the Port of Brunswick on the Atlantic coast into south-central Georgia. We are pleased to expand both of these crucial growth markets and proud to welcome the employees of SJ&L and Littlefield into our continually growing CPI family.”

About Construction Partners, Inc.

Construction Partners, Inc. is a vertically integrated civil infrastructure company operating across six southeastern states. Supported by its hot-mix asphalt plants, aggregate facilities and liquid asphalt terminals, the Company focuses on the construction, repair and maintenance of surface infrastructure. Publicly funded projects make up the majority of its business and include local and state roadways, interstate highways, airport runways and bridges. The company also performs private sector projects that include paving and sitework for office and industrial parks, shopping centers, local businesses and residential developments. To learn more, visit www.constructionpartners.net.

Cautionary Note Regarding Forward-Looking Statements

Certain statements contained herein that are not statements of historical or current fact constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and 21E of the Securities Exchange Act of 1934. These statements may be identified by the use of words such as “seek” “continue,” “estimate,” “predict,” “potential,” “targeting,” “could,” “might,” “may,” “will,” “expect,” “should,” “anticipate,” “intend,” “project,” “outlook,” “believe,” “plan” and similar expressions or their negative. The forward-looking statements contained in this press release include, without limitation, statements relating to the benefits of business acquisitions and the expected results of the acquired businesses. These and other forward-looking statements are based on management’s current views and assumptions and involve risks and uncertainties that could significantly affect expected results. Important factors that could cause actual results to differ materially from those expressed in the forward-looking statements are set forth in the Company’s most recent Annual Report on Form 10-K, its subsequent Quarterly Reports on Form 10-Q, its Current Reports on Form 8-K and other reports the Company files with the SEC. Forward-looking statements speak only as of the date they are made. The Company assumes no obligation to update forward-looking statements to reflect actual results, subsequent events, or circumstances or other changes affecting such statements except to the extent required by applicable law.

Contact:
Rick Black
Dennard Lascar Investor Relations
ROAD@DennardLascar.com
(713) 529-6600